Exhibit 10.33

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT

THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT (this “Amendment”) is made and entered into as of November 6, 2006 (to be effective as of November 5, 2006) by and among each of the parties identified on the signature page hereof as a landlord, as landlord (collectively, “Landlord”), and FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease, dated as of May 17, 2005, that certain Second Amendment to Second Amended and Restated Lease Agreement, dated as of June 3, 2005, that certain Third Amendment to Second Amended and Restated Lease Agreement, dated as of October 31, 2005, that certain other Third Amendment to Second Amended and Restated Lease Agreement, dated as of December 30, 2005, that certain Letter Agreement, dated as of March 13, 2006, that certain Fifth Amendment to Second Amended and Restated Lease Agreement, dated as of September 1, 2006, that certain Sixth Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Seventh Amendment to Second Amended and Restated Lease Agreement, dated as of October 1, 2006, that certain Eighth Amendment to Second Amended and Restated Lease Agreement, dated as of November 1, 2006, and that certain Ninth Amendment to Second Amended and Restated Lease dated as of November 1, 2006  (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, on or about the date hereof, SNH/LTA Properties Trust has acquired certain real property and related improvements known as The Neighborhood at Somerset and located at 100 Neighborly Way, Somerset, Kentucky, as more particularly described on Exhibit A-96 attached hereto (the “Somerset Property”); and

WHEREAS, SNH/LTA Properties Trust, the other entities comprising Landlord and Tenant wish to amend the Consolidated Lease to include the Somerset Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, effective as of November 5, 2006, as follows:

1.             Definition of Minimum Rent.  The definition of the term “Minimum Rent” set forth in Section 1.69 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of $39,274,507.00 per annum.

2.             Definition of Hermitage/Marsh View Properties.  The definition for the term “Hermitage/Marsh View Properties” set forth in Section 1.103 of the Consolidated Lease is hereby deleted in its entirety and replaced with the following new definition of “Hermitage/Marsh View/Somerset Properties”:

“Hermitage/Marsh View/Somerset Properties”  shall mean the Properties located on the Land described in Exhibits A-93 through A-96 attached hereto.

3.             Leased Property.  Section 2.1 of the Consolidated Lease is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a)           those certain tracts, pieces and parcels of land as more particularly described in Exhibits A-1 through A-96 attached hereto and made a part hereof (the “Land”).

4.             Replacement of Defined Term “Hermitage/Marsh View Properties”.  The Consolidated Lease is hereby amended by deleting each reference therein to the defined terms “Hermitage/Marsh View Property” or “Hermitage/Marsh View Properties” and replacing them with references to “Hermitage/Marsh View/Somerset Property” or “Hermitage/Marsh View/Somerset Properties” (as applicable).

6.             Exhibit A.  Exhibit A to the Consolidated Lease is hereby amended by adding Exhibit A-96 attached hereto following Exhibit A-95 to the Consolidated Lease.

7.             Ratification.  As amended hereby, the Consolidated Lease is hereby ratified and confirmed.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT CITY LAND II LLC, HRES2 PROPERTIES TRUST, SNH CHS PROPERTIES TRUST, SPTIHS PROPERTIES TRUST, SPT-MICHIGAN TRUST, SPTMNR PROPERTIES TRUST, SNH/LTA PROPERTIES TRUST and SNH/LTA PROPERTIES GA LLC

By:	/s/ John R. Hoadley
John R. Hoadley
Treasurer of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

The following exhibit has been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

EXHIBIT A-96   SOMERSET PROPERTY